Thornburg Florida Intermediate Municipal Fund

Fund facts. . . as of 3/31/99

                                                Thornburg
                                                Florida Intermediate
                                                Municipal Fund
                                                A Shares
SEC Yield                                       3.56%
Taxable Equiv. Yields                           6.09%
NAV                                             $12.25
Max. Offering Price                             $12.69


Total returns. . . as of 3/31/99
(Annual Average - After Subtracting
 Maximum Sales Charge)
One Year                                        1.17%
Three Year                                      4.63%
Five Year                                       5.20
Since Inception                                 4.56%
Inception Date                                 (2/1/94)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax.
The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 3.50%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Dear Shareholder,
What a difference six months makes! Last autumn the world's leading economists and investment strategist predicted that the Russian financial crisis, coming on the heels of the Asian financial crisis, would send the world economy into a tailspin. Yields on 30-year U.S. government bonds dropped below 4.75% for the first time in 4 decades. Bond buyers at that time no doubt expected an economic slowdown that would be severe and long lasting. The gloomy experts were wrong. The U.S. economy delivered its strongest economic growth in a generation during the October 1 to April 1 period. Asian economies are gathering momentum, as are many other developing economies around the world. As we write this letter, the experts are trying to decide if better economic growth worldwide will pave the way for more inflation and higher interest rates. As they examine their crystal balls, interest rates are rising. As is often the case, the municipal bond market is reacting slowly to the changing scene. Whatever happens, we believe your laddered maturity municipal bond portfolio is well structured to adapt to changing circumstances and benefit from higher yields, if they should become available. On March 31, 1998 the net asset value per share of Thornburg Florida Intermediate Municipal Fund was $12.22. The price increased to $12.37 on September 30 (at the time of the economic slowdown panic), before settling at $12.25 on March 31, 1999, the conclusion of the first half of your fund's fiscal 1999. If you were with us for the entire last six months, you received dividends of 27.1 cents per share. If you reinvested your dividends you received 27.3 cents per share. Your Thornburg Florida Intermediate Municipal Fund portfolio currently holds 60 municipal obligations from Florida borrowers. Approximately 87% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately
8.5 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:

       % of portfolio                             Cumulative %
       maturing within                          maturing by end of

         2 years = 11%                             year 2 = 11%
     2 to 4 years = 8%                             year 4 = 19%
     4 to 6 years = 8%                             year 6 = 27%
    6 to 8 years = 16%                             year 8 = 43%
  8 to 10  years = 17%                            year 10 = 60%
  10 to 12 years = 12%                            year 12 = 72%
   12 to 14 years = 8%                            year 14 = 80%
  14 to 16  years = 9%                            year 16 = 89%
  16 to 18  years = 9%                            year 18 = 98%
    Over 18 years = 2%


Over the six  months  your  average  portfolio  maturity  has held steady. The passage of time shortened the maturities of the bonds we owned on October 1. We directed portfolio cash flow and new money into the middle of your bond ladder, taking advantage of the plentiful supply and good selection of new municipal bonds coming to market late last year. Today, we are managing the portfolio to keep the average maturity approximately where it is. We will stick with this approach if interest rates remain stable or decrease. If bond yields increase, we will extend the average portfolio maturity. This would permit us to increase our dividend yields if higher yields are available. Any observer must be impressed by the fundamental strength of the broad U.S. economy, as well as the economy of Florida. More people than ever before are working. Wages are firm. But tax receipts are beginning to slow down, and government spending is accelerating. If the current strength of the U.S. economy persists, we expect long maturity interest rates to increase in 1999. The supply of municipal bonds will continue to be plentiful. No politician gets elected as a budget cutter these days. I am sure that most Florida taxpayers welcome the 5 basis point decrease in the Florida intangibles tax. Governor Bush reportedly wants to cut this tax more. If this happens, we will expect yields on Florida municipal bonds to increase slightly relative to yields on bonds from other states. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 4 star overall rating* for risk adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

     Brian J. McMahon             George T. Strickland
     Portfolio Manager            Portfolio Manager

ASSETS

Investments at value (cost $31,307,657)                         $  32,422,781
Cash                                                                   75,656
Interest receivable                                                   522,713
Receivable for fund shares sold                                        96,640
Prepaid expenses and other assets                                         260
Total Assets                                                       33,118,050

LIABILITIES

Payable for securities purchased                                    1,453,177
Accounts payable and accrued expenses                                  55,243
Payable to investment advisor (Note 3)                                 14,276
Dividends payable                                                      58,953
Total Liabilities                                                   1,581,649

NET ASSETS                                                      $  31,536,401

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($31,536,401
applicable to 2,574,118 shares of beneficial interest
outstanding - Note 4)                                           $       12.25

Maximum sales charge, 3.50 % of offering
price (3.63% of net asset value per share)                               0.44
Maximum Offering Price Per Share                                $       12.69

See notes to financial statements.


INVESTMENT INCOME:
Interest income (net of premium amortized
of $44,538)                                               $   798,386

EXPENSES:
Investment advisory fees (Note 3)                              73,921
Administration fees (Note 3)                                   18,480
Service fees (Note 3)                                          36,221
Transfer agent fees                                             9,683
Custodian fees                                                 16,462
Professional fees                                               1,616
Accounting fees                                                 1,415
Trustee fees                                                      153
Other expenses                                                  1,652

Total Expenses                                                159,603

Less:
Expenses reimbursed by investment advisor (Note 3)            (12,649)

Net Expenses                                                  146,954

Net Investment Income                                         651,432

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (Note 5)
Net realized (loss) on investments sold                       (30,044)
Increase (decrease) in unrealized appreciation of investme   (251,241)

Net Realized and Unrealized
Gain (Loss) on Investments                                   (281,285)

Net Increase in Net Assets Resulting
From Operations                                               370,147

See notes to financial statements.


                                                  Six Months        Year Ended
                                                Ended March 3,     September 30,
                                                    1999               1998

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                            $   651,432       $   1,200,246
Net realized gain (loss) on investments sold        (30,044)                 829
Increase (decrease) in unrealized
 appreciation of investments                       (251,241)             521,930

Net Increase in Assets Resulting from Operations     370,147           1,723,005

DIVIDENDS TO SHAREHOLDERS:
From net investment income
 Class A Shares                                    (651,432)         (1,200,246)

FUND SHARE TRANSACTIONS (Note 4):
 Class A Shares                                    3,727,135           2,904,944

Net Increase in Net Assets                         3,445,850           3,427,703

NET ASSETS:
Beginning of period                               28,090,551          24,662,848

End of period                                $    31,536,401     $    28,090,551

See notes to financial statements.

Note 1 - Organization
Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund currently offers only one class of shares of beneficial interest, Class A shares. On April 30, 1996, all existing Class C shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value.The Fund no longer offers Class B or Class C shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended March 31, 1999 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended March 31, 1999, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 1999, the Adviser voluntarily reimbursed certain operating expenses amounting to $12,649. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended March 31, 1999, the Distributor earned commissions aggregating $6,874 from the sale of Class A shares. Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffilliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest
At March 31, 1999 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $30,602,732. Transactions in shares of beneficial interest were as follows:


                              Six Months Ended March 31, 1999      Year Ended September 30, 1998
Class A Shares                       Shares       Amount               Shares       Amount
Shares sold                         499,637    $ 6,151,008            1,756,020   $21,482,186
Shares issued to shareholders in
reinvestment of distributi           22,028        271,133               37,405       457,724
Shares repurchased                 (218,723)    (2,695,006)          (1,554,599)  (19,034,966)

Net Increase                        302,942    $ 3,727,135              238,826   $ 2,904,944


Note 5 - Securities Transactions
For the six months ended March 31, 1999, the Fund had purchase and sale transactions (excluding short-term securities) of $5,950,278 and $3,990,680, respectively. The cost of investments for Federal Income tax purposes is $31,307,657. At March 31, 1999, net unrealized appreciation of investments was $1,115,123, resulting from $1, 123,060 gross unrealized appreciation and $7,937 gross unrealized depreciation. Accumulated net realized losses from securities transactions included in net assets at March 31, 1999 aggregated $151,410. For Federal income tax purposes, the Fund has realized capital loss carryforwards of $144,452 from prior fiscal years available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: September 30, 2003 - $90,253, September 30, 2004 - $13,904, September 30, 2005 - $34,967 and
September 30, 2006 - $5,328.


                                         Per share operating  performance (for a
                                         share outstanding throughout the year)

                                          Six Months Ended                       Year Ended September 30,
                                           March 31, 1999          1998        1997        1996        1995       1994(a)
Class A Shares:
Net asset value, beginning of period         $  12.37          $  12.14    $  11.88    $  11.83    $  11.54    $  12.06

Income from investment operations:
            Net investment income                0.27              0.56        0.56        0.57        0.63        0.40
            Net realized and unrealized
            gain (loss) on investments          (0.12)             0.23        0.26        0.05        0.29       (0.52)

Total from investment operations                 0.15              0.79        0.82        0.62        0.92       (0.12)
Less dividends from:
            Net investment income               (0.27)            (0.56)      (0.56)      (0.57)      (0.63)      (0.40)

Change in net asset value                       (0.12)             0.23        0.26        0.05        0.29       (0.52)

Net asset value, end of period                 $12.25            $12.37      $12.14      $11.88      $11.83      $11.54

Total return (b)                                 1.23%             6.62%       7.04%       5.37%       8.22%      (0.95)%

Ratios/Supplemental Data Ratios to average net asset:
          Net investment income                4.41% (c)          4.54%       4.65%       4.80%       5.41%       5.09%(c)
          Expenses, after expense reductions   0.99% (c)          0.98%       0.83%       0.61%       0.38%       0.25%(c)
          Expenses, before expense reductions  1.08% (c)          1.11%       1.13%       1.34%       1.44%       1.95%(c)

Portfolio turnover rate                       13.37%             70.81%      51.48%      77.12%      89.60%      19.94%

Net assets at end of period (000)          $  31,536          $  28,091   $  24,663   $  19,501   $  14,822    $  8,076

(a) Sales of Class A Shares commenced February 1, 1994.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized




Schedule of Investments
Thornburg Florida
Intermediate Municipal Fund                                       March 31, 1999
CUSIPS:  Class A -885-215-707
NASDAQ Symbol: Class A - THFLX

 Principal                                                                                            Credit Rating*
 Amount        Issuer-Description                                                                      Moody's/S&P         Value

   595,000     Brevard County Tourist Development Tax Revenue Series 1993, 6.325% due                       NR/NR   $     614,843
               3/1/2003(Florida Marlins Training Facilities)
   400,000     Broward County Educational Facilities Authority Series 1994, 5.60% due                      NR/AAA         428,932
               4/1/2004(Nova Southeastern University Project; Guaranteed: Connie Lee)
   570,000     Broward County Health Facilities Authority, 7.00% due 8/15/2011 (North                     Aaa/AAA         620,035
               Beach Hospital Project; Insured: MBIA)
   335,000     Broward County Housing Finance Authority Home Mortgage Revenue, 0% due                     Aa2/BBB          75,007
               4/1/2014
 1,000,000     Broward County Housing Finance Authority Refunding Series A, 5.20% due                      Aaa/NR       1,012,450
               4/1/2017(Collateralized: FNMA/GNMA)
   200,000     Cape Coral Special Obligation Wastewater Revenue, 5.625% due 7/1/2000                      Aaa/AAA         205,638
               (GreenArea Project; Insured: FSA)
   300,000     Cape Coral Special Obligation Wastewater Revenue, 5.75% due 7/1/2001 (Green                Aaa/AAA         313,671
               AreaProject; Insured: FSA)
   150,000     Cape Coral Special Obligation Wastewater Revenue, 6.00% due 7/1/2003 (Green                Aaa/AAA         162,164
               AreaProject; Insured: FSA)
   555,000     Cape Coral Special Obligation Wastewater Revenue, 6.10% due 7/1/2005 (Green                Aaa/AAA         577,061
               AreaProject; Insured: FSA)
   425,000     Clearwater Florida Housing Authority Finance Revenue Refunding, 5.40%                         NR/A         438,974
               due5/1/2013
   900,000     Clermont Water & Sewer Revenue Refunding, 5.00% due 12/1/2000                                NR/NR         919,089
   400,000     Dade County Florida School Board Certificate Participation Series A, 5.20%                 Aaa/AAA         427,304
               due5/1/2006
   285,000     Dade County General Obligation, 7.00% due 10/1/2006 (Insured: AMBAC)                       Aaa/AAA         335,887
   610,000     Dade County Guaranteed Entitlement Revenue, 9.75% due 2/1/2003                             Aaa/AAA         652,694
               pre-refunded2/1/00 @ 103 (Insured: AMBAC)
   230,000     Dade County Health Facilities Revenue - Catholic Health, 7.50% due                           A1/NR         240,615
               8/15/2000(LOC: Allied Irish Bank)
    42,000     Duval County Single Family Housing Revenue, 10.25% due 5/15/2016                           Aaa/AAA          42,957
   145,000     Escambia Housing Finance Authority, 6.15% due 4/1/2000 (Collateralized: GNMA)               Aaa/NR         146,920
 1,000,000     Florida Housing Development Authority, 6.25% due 12/1/2006 (Hammock's                       NR/AAA       1,035,580
               PlaceProject)
   145,000     Florida Housing Finance Agency, 7.65% due 6/1/1999 (Collateralized: GNMA)                   Aaa/NR         145,455
   250,000     Florida Housing Finance Agency, Refunding Multi Family Housing Series C,                    NR/AAA         265,158
               5.55%due 2/1/2006
 1,000,000     Florida Housing Finance Agency Multi Family Housing Revenue Series 1983-F,                   NR/AA       1,002,030
               5.35%due 12/1/2005 mandatory put 6/1/00 (Insured: Connecticut General)
 1,000,000     Florida Housing Finance Agency Multi Family Housing Revenue Series 1983-G,                   NR/AA       1,002,030
               5.35%due 12/1/2005 mandatory put 6/1/00 (Insured: Connecticut General)
   350,000     Florida Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004                          Aaa/AAA         363,667
               (Insured:AMBAC)
   960,000     Florida Housing Finance Authority Series 94-B, 5.70% due 10/1/2024 mandatory                NR/AAA       1,032,989
               put10/1/04 (Plantation Colony Project; Collateralized: FNMA)
   650,000     Florida Housing Finance Authority Multi Family Housing Revenue, 5.10%                       NR/AA-         657,501
               due4/1/2013 put 4/1/02 (Park Colony Project; LOC: Mellon Bank)
   275,000     Florida State Board of Education Series C, 6.90% due 6/1/1999 (ETM)                        Aaa/AAA         276,732
   300,000     Florida State Board of Education Series C, 6.00% due 5/1/2007                               Aaa/AA         306,471
   220,000     Florida State Board of Education Series D, 6.20% due 5/1/2007 (Insured:                    Aaa/AAA         226,079
               MBIA)(ETM)
   200,000     Florida State Department Corrections Certificates of Participation                         Aaa/AAA         217,806
               OkeechobeeCorrectional, 5.90% due 3/1/2004 (Insured: AMBAC)
    95,000     Fort Myers Florida Improvement Revenue, 6.00% due 12/1/2013 (Insured: ACA)                 Aaa/AAA          96,172
   365,000     Halifax Hospital Medical Center Health Care Facilities Revenue Series A,                      NR/A         365,569
               5.00%due 4/1/2012 (Insured: ACA)
 1,000,000     Halifax Hospital Medical Center Health Care Facilities Revenue Series A,                      NR/A         988,120
               5.20%due 4/1/2018
   300,000     Hernando County Industrial Development Revenue, 8.50% due 12/1/2014                          NR/NR         336,198
               (FloridaCrushed Stone Project)
   800,000     Hillsborough County Florida Pollution, 3.15% due 9/1/2025 put 4/01/99                     VMIG1/AA         800,000
               (dailydemand notes)
 1,000,000     Hillsborough County Industrial Development Authority, 5.50% due                            Aaa/AAA       1,080,400
               8/15/2006(University Community Hospital Inc. Project; Insured: MBIA)
   310,000     Jacksonville Florida Housing Revenue Windermere Manor Series A, 5.125%                      NR/AAA         320,056
               due9/20/2004 (Collateralized: GNMA)
   150,000     Jacksonville Health Facilities Industrial Development Revenue, 5.70%                       Baa1/NR         158,827
               due12/1/2004 (National Benevolent Association Project)
   100,000     Jacksonville Health Facilities Industrial Development Revenue, 6.00%                       Baa1/NR         108,842
               due12/1/2009 (National Benevolent Association Project)
   100,000     Jacksonville Health Facilities Industrial Development Revenue, 6.05%                       Baa1/NR         109,052
               due12/1/2010 (National Benevolent Association Project)
   600,000     Jacksonville Health Facilities Industrial Development Revenue, 8.00%                       Baa1/NR         689,814
               due12/1/2015 (National Benevolent Association Project)
   100,000     Jacksonville Loan Obligation Custody Receipts, 6.10% due 4/1/2001                          Aaa/AAA         100,244
               (Insured:MBIA)
   250,000     Jacksonville Loan Obligation Water & Sewer Revenue, 5.30% due 4/1/1999                     Aaa/AAA         250,000
               (Insured:MBIA)
 1,009,744     Lummus Housing Development Corp., 8.00% due 12/1/2010 (Elderly Housing,                      NR/NR       1,009,744
               Section8 Project)
   900,000     Manatee County Pollution Control Revenue, 3.10% due 9/1/2024 put 4/1/99                  VMIG1/A1+         900,000
               (dailydemand notes)
 1,465,000     Manatee County Revenue, 5.00% due 4/1/2015 (when issued)                                    NR/AAA       1,450,995
   250,000     Miami Dade County School Board, Refunding Series C, 5.25% due 8/1/2013                     Aaa/AAA         261,063
 2,500,000     Miami Dade County Special Obligation Subordinated Series 1997-C, 0%                        Aaa/AAA       1,219,925
               due10/1/2013 (Insured: MBIA)
   185,000     Mirimar Wastewater Improvement Assessment Revenue, 6.00% due 10/1/2002                     Aaa/AAA         198,975
               (Insured:FGIC)
   760,000     Mirimar Wastewater Improvement Assessment Revenue, 6.25% due 10/1/2005                     Aaa/AAA         854,597
               (Insured:FGIC)
   240,000     Orange County Housing Finance Authority, 6.10% due 10/1/2005                                NR/AAA         251,623
               (Collateralized:FNMA/GNMA)
   485,000     Orange County Housing Finance Authority Multi Family, Revenue Series B,                     NR/AAA         503,765
               5.375%due 11/1/2025 (Sun Lake Apartments Project)
   115,000     Osceola County Health Facilities Revenue Series 1994, 5.75% due                            Aaa/AAA         124,061
               5/1/2004(Evangelical Lutheran Good Samaritan Project; Insured: AMBAC)
   100,000     Osceola County Industrial Development Authority, 7.50% due 7/1/2002                        Aaa/AAA         105,892
               (Insured:AMBAC)
   515,000     Palm Beach County Industrial Development Revenue Series 1996, 6.10%                          NR/A+         568,503
               due12/1/2007 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish
               Bank)
   270,000     Palm Beach County Industrial Development Revenue Series 1996, 6.20%                          NR/A+         299,028
               due12/1/2008 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish
               Bank)
   690,000     Pensacola Airport Revenue, 6.25% due 10/1/2005                                             Aaa/AAA         770,978
   800,000     Pinellas County Educational Facility Authority Revenue, 8.00% due                            NR/NR         892,040
               2/1/2011(Clearwater Christian College Project)
 1,390,000     Port Orange Florida Water And Sewer Revenue Refunding, 5.25% due                           Aaa/AAA       1,482,796
               10/1/2010(Insured: AMBAC)
   500,000     Port St. Lucie Utility System Revenue Series 1996-A, 0% due 9/1/2007                       Aaa/AAA         359,600
               (Insured:FGIC)
   500,000     Seminole County School Board Certificates of Participation, 5.75% due                      Aaa/AAA         552,165
               7/1/2006(Insured: MBIA)
 1,000,000     South Broward Hospital District Revenue, 7.50% due 5/1/2008 (Insured: AMBAC)               Aaa/AAA       1,148,030
   300,000     Volusia County Health Facilities Authority, 5.50% due 6/1/2005                               NR/AA         319,968


               TOTAL INVESTMENTS (Cost  $  31,307,657)                                                              $  32,422,781

See notes to financial statements.
* Credit ratings are unaudited.